                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 2004

                            ------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                  13-0853260
   -----------------------------------            ----------------------------
      (STATE OR OTHER JURISDICTION                     (I.R.S. EMPLOYER
            OF INCORPORATION)                       IDENTIFICATION NUMBER)

             115 RIVER ROAD

          EDGEWATER, NEW JERSEY                              07020
 ----------------------------------                     --------------
          (ADDRESS OF PRINCIPAL                           (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          -------------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

      On March 22, 2004, Hanover Direct, Inc. (the "Company") sent a letter to Chelsey Direct, LLC ("Chelsey"), a copy of which is filed as Exhibit
99.1 hereto. Chelsey rejected the proposal set forth in the letter.

      On April 2, 2004, the Company sent a letter to Chelsey, a copy of which is filed as Exhibit 99.2 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1 - Letter dated March 22, 2004 from Hanover Direct, Inc. to Chelsey
               Direct, LLC.

Exhibit 99.2 - Letter dated April 2, 2004 from Hanover Direct, Inc. to Chelsey
               Direct, LLC.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HANOVER DIRECT, INC.
                                         ---------------------------------------
                                                     (Registrant)

April 2, 2004                            By:   /s/ Charles E. Blue
                                         ---------------------------------------
                                         Name:   Charles E. Blue
                                         Title:  Senior Vice President and
                                                 Chief Financial Officer